UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
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PepperLime Health Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED DECEMBER 5, 2022
PepperLime Health Acquisition Corporation
548 Market Street, Suite 97425
San Francisco, California 94104
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
To Be Held at [•] a.m. [Pacific Time] on [•], 2022
Dear Shareholders:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Special Meeting”) of PepperLime Health Acquisition Corporation (“PepperLime,” the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at the offices of Freshfields Bruckhaus Deringer US LLP located at 855 Main Street, Redwood City, California 94063 and online via live webcast at [•] [a.m.] [Pacific Time] on [•], 2022, or at such other time and on such other date at which the meeting may be adjourned or postponed. You may access the Special Meeting at:
Live Webcast:
www.virtualshareholdermeeting.com/PEPLU2022SM
The meeting may be attended virtually online via the Internet, and for purposes of the amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) of the Company, in person and the physical location of the meeting is at the offices of Freshfields Bruckhaus Deringer US LLP located at 855 Main Street, Redwood City, California 94063. In light of public health concerns regarding COVID-19, virtual attendance is encouraged, and attendees of the physical meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing.
You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting via live webcast. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Even if you are planning on attending the Special Meeting online or in person, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online or in person, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.
The accompanying proxy statement (the “Proxy Statement”) is dated [•], 2022, and is first being mailed to shareholders of the Company on or about that date.
The sole purpose of the Special Meeting is to consider and vote on the following proposals:
•
a special resolution to approve the extension of the date by which the Company must consummate an initial business combination (“Business Combination”) from April 19, 2023, which is 18 months from the closing of our initial public offering (“IPO”), to October 19, 2023 (the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association, in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment Proposal” and any such extension effected pursuant thereto, the “Extension”); and

•
an ordinary resolution to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies and if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal is only expected to be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of at least two-thirds of the shares who, being entitled to do so, attend and vote or are represented by proxy and are entitled to vote thereon at the Special Meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present. The holders of one-third of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.
The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of the holders of a simple majority of the shares who, being entitled to do so, attend and vote or are represented by proxy and entitled to vote at a general meeting of the Company.
The purpose of the Extension is to allow us more time to complete a Business Combination. The Amended and Restated Memorandum and Articles of Association provides that we have until April 19, 2023 to complete a Business Combination. Our board of directors (the “Board”) currently believes that there will not be sufficient time to complete a Business Combination by April 19, 2023. Therefore, our Board has determined that it is in the best interests of the Company and its shareholders to amend the Amended and Restated Memorandum and Articles of Association to extend the date by which we must consummate a Business Combination to the Extended Date in order to provide our shareholders with the chance to participate in an investment opportunity. In the event that the Company enters into a definitive agreement for a Business Combination prior to the Special Meeting, the Company will issue a press release and file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) announcing the proposed Business Combination.
In connection with the Extension Amendment Proposal, each holder of Class A ordinary shares, $0.0001 par value (“Public Shares” or “Class A Ordinary Shares”) other than PepperOne LLC, a Cayman Islands limited liability company (“Sponsor”), an officer or a director (such holders of Public Shares, “Public Shareholders”) may elect to redeem their Public Shares upon the approval or effectiveness of the Extension Amendment at a per-share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any, divided by the number of the then-outstanding Public Shares. However, if redemptions by Public Shareholders of our Public Shares in connection with the approval of the Extension would cause us to have less than $40,000,000 of funds held in the Company’s trust account established in connection with the IPO (the “Trust Account”) after such redemptions, even if the Extension Amendment Proposal is approved, we may in our sole discretion determine not to proceed with the Extension Amendment (as provided by the text of the special resolution approving the Extension Amendment Proposal). If we determine to proceed with the Extension Amendment Proposal notwithstanding that the redemptions would cause us to have less than $40,000,000 of funds held in the Trust Account, we will nevertheless not proceed with the Extension Amendment Proposal if it would cause our Company’s net tangible assets to be less than $5,000,001 following such redemptions (as provided by the Amended and Restated Memorandum and Articles of Association and the text of the special resolution approving the Extension Amendment Proposal). We believe it is in the best interest of the Company and our shareholders to maintain at least $40,000,000 of funds in the Trust Account in order to best position us to negotiate with one or more potential targets and to consummate a Business Combination.
If the Extension Amendment Proposal is not approved, or the Extension Amendment is not implemented because redemptions would cause our Company's net tangible assets to be less than $5,000,001 following such redemptions, or we determine not to proceed with the Extension Amendment because redemptions of our Public Shares would cause us to have less than $40,000,000 of funds held in the Trust Account (each as provided by the text of the special resolution approving the Extension Amendment Proposal), and we do not consummate a Business Combination by April 19, 2023 in accordance with our Amended and Restated Memorandum and Articles of Association, unless we seek another extension we will after such date: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish the rights of Public Shareholders as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Public Shareholder may elect to redeem all or a portion of their Public Shares regardless of whether such Public Shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal. Public Shareholders may elect to redeem all or a portion of their Public Shares regardless of whether such Public Shareholders were holders as of the record date. Public Shareholders who do not elect to redeem all or a portion of their Public Shares in connection with the Extension Amendment Proposal will still be entitled to have their shares redeemed for cash if we have not completed our Business Combination by the Extended Date. In addition, regardless of whether a Public Shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal, if the Extension Amendment is implemented and a Public Shareholder does not elect to redeem all or a portion of its Public Shares, they will retain the right to vote on any proposed Business Combination through the Extended Date and the right to redeem their Public Shares at a per-share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares, subject to certain conditions and limitations. We are not asking you to vote on any proposed Business Combination at this time.
Based upon the amount in the Trust Account as of November 30, 2022, which was $173,584,800.11, we anticipate that the per-share redemption price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.21 at the time of the Special Meeting. The closing price of the Public Shares on the Nasdaq Capital Market on [•], 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. Shareholders may not be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares. The withdrawal of funds from the Trust Account in connection with the redemption by Public Shareholders of all or a portion of their Public Shares will reduce the amount held in the Trust Account following such redemption, and the amount remaining in the Trust Account may be only a small fraction of the approximately $173,584,800.11that was in the Trust Account as of November 30, 2022. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
TO DEMAND REDEMPTION, PRIOR TO THE SPECIAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
In the event we liquidate the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless unless we seek another extension.
Our Sponsor, other holders of our Class B ordinary shares, $0.001 par value (“Founder Shares”) prior to this offering (“Founder Shareholders”), including qualified institutional buyers or institutional accredited investors the anchor investors (“Anchor Investors” and, together with the Founder Shareholders, the “Initial Shareholders”) agreed to waive their liquidation rights with respect to their Founder Shares if the Company fails to complete a Business Combination by April 19, 2023. However, if the Initial Shareholders acquired Public Shares in or after the IPO, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination by April 19, 2023.
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
The approval of the Extension is essential to the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Our Board will also retain the right to abandon and not implement the Extension Amendment if redemptions of our Public Shares in connection with the approval of the

Extension Amendment Proposal would (i) cause us to have less than $40,000,000 of funds held in the Trust Account following such redemptions and (ii) cause our Company's net tangible assets to be less than $5,000,001 following such redemptions (each as provided by the text of the special resolution approving the Extension Amendment Proposal).
Our Board has fixed the close of business on November 30, 2022 as the record date for determining the shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment or postponement thereof. Only holders of record of the shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment or postponement thereof.
After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal, are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
No other business may be transacted at the Special Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.
[•], 2022

By Order of the Board

Ramzi Haidamus, Chief Executive Officer
Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a shareholder of record, you may also cast your vote in person or online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person or online at the Special Meeting by obtaining a legal proxy from your brokerage firm or bank.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held at [•] a.m. Pacific Time on [•], 2022: This notice of Special Meeting and the accompanying Proxy Statement are available at www.proxyvote.com.

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document.
Q.	Why am I receiving this Proxy Statement?
A.
We are a blank check company incorporated as a Cayman Islands exempted company on June 29, 2021 for the purpose of effecting a Business Combination such as a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses that the Company has not yet identified. On October 19, 2021, we consummated our IPO of 15,000,000 units (with each “Unit” consisting of one Public Share and one-half of one redeemable warrant) at $10.00 per Unit, pursuant to which we received gross proceeds, before expenses, of $150,000,000. On October 29, 2021, the underwriters partially exercised their over-allotment option to purchase an additional 2,000,000 Units generating gross proceeds, before expenses, of $20,000,000. Like many blank check companies, our Amended and Restated Memorandum and Articles of Association provides for the return of the funds held in trust to the holders of shares sold in our IPO if there is no qualifying Business Combination consummated on or before a certain date (in our case, April 19, 2023).

Our Board has determined that it is in the best interests of the Company and its shareholders to amend the Amended and Restated Memorandum and Articles of Association to extend the date by which we must consummate a Business Combination to the Extended Date in order to provide our shareholders with the chance to participate in an investment opportunity.
Q.	What is being voted on?
A.	You are being asked to vote on:
•
a proposal to be approved as a special resolution to extend the date by which the Company must consummate a Business Combination from April 19, 2023 (which is 18 months from the closing of our IPO) to the Extended Date of October 19, 2023, by amending the Company’s Amended and Restated Memorandum and Articles of Association, in the form set forth in Annex A; and

•
a proposal to be approved as an ordinary resolution to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies and if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve the Extension Amendment Proposal.

If redemptions of our Public Shares in connection with the approval of the Extension would cause us to have less than $40,000,000 of funds held in the Trust Account after such redemptions, even if the Extension Amendment Proposal is approved, we may in our sole discretion determine not to proceed with the Extension Amendment (as provided by the text of the special resolution approving the Extension Amendment Proposal). If we determine to proceed with the Extension Amendment Proposal notwithstanding that the redemptions would cause us to have less than $40,000,000 of funds held in the Trust Account, we will nevertheless not proceed with the Extension Amendment Proposal if it would our Company’s net tangible assets to be less than $5,000,001 following such redemptions (each as provided by our Amended and Restated Memorandum and Articles of Association and the text of the special resolution approving the Extension Amendment Proposal). We believe it is in the best interest of the Company and our shareholders to maintain at least $40,000,000 of funds in the Trust Account in order to best position us to negotiate with one or more potential targets and to consummate a Business Combination.
If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the withdrawal of amounts from the Trust Account in connection with the redemption by Public Shareholders of all or a portion of their Public Shares will reduce the amount held in the Trust Account following such redemption. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $173,584,800.11 that was in the Trust Account as of November 30, 2022. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved, or the Extension Amendment is not implemented because redemptions would cause our Company’s net tangible assets to be less than $5,000,001, or we determine not to proceed with the Extension Amendment because redemptions of our Public Shares would cause us to have less than $40,000,000 of funds held in the Trust Account (each as provided by the text of the special resolution approving the Extension Amendment Proposal), and we do not consummate a Business Combination by April 19, 2023 in accordance with our Amended and Restated Memorandum and Articles of Association, unless we seek another extension we will after such date: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
In the event we liquidate the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless unless we seek another extension. The Initial Shareholders agreed to waive their liquidation rights with respect to their Founder Shares if the Company fails to complete a Business Combination by April 19, 2023. However, if the Initial Shareholders acquired Public Shares in or after the IPO, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination by April 19, 2023.
Q.	Why is the Company proposing the Extension Amendment Proposal?
A.
Our Amended and Restated Memorandum and Articles of Association provides for the return of the funds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination consummated by April 19, 2023.

The purpose of the Extension is to allow us more time to complete a Business Combination.
Our Board currently believes that there will not be sufficient time to complete a Business Combination by April 19, 2023. Therefore, our Board has determined that it is in the best interests of the Company and its shareholders to amend the Amended and Restated Memorandum and Articles of Association to extend the date by which we must consummate a Business Combination to the Extended Date in order to provide our shareholders with the chance to participate in an investment opportunity. In the event that the Company enters into a definitive agreement for a Business Combination prior to the Special Meeting, the Company will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed Business Combination.
Accordingly, our Board is proposing to extend the date by which the Company must consummate a Business Combination from April 19, 2023 (which is 18 months from the closing of our IPO) to the Extended Date by amending the Company’s Amended and Restated Memorandum and Articles of Association, in the form set forth in Annex A.
You are not being asked to vote on a proposed Business Combination at this time. If the Extension Amendment is implemented and you do not elect to submit any or all of your Public Shares for redemption, you will retain the right to vote on any proposed Business Combination when and if one is submitted to shareholders and the right to redeem the Public Shares at a per-share redemption price payable in cash, equal to the pro rata portion of the Trust Account in the event a proposed Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date, subject to (i) our sole discretion to determine whether to proceed with the Extension Amendment if redemptions of our Public Shares in connection with the approval of the Extension Amendment Proposal would cause us to have less than $40,000,000 of funds held in the Trust Account after such redemptions and (ii) the requirement that the Company shall not redeem

Public Shares that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (each as provided by the text of the special resolution approving the Extension Amendment Proposal).
Q.	Why should I vote “FOR” the Extension Amendment Proposal?
A.
Our Amended and Restated Memorandum and Articles of Association provides that in the event that any amendment is made to the Amended and Restated Memorandum and Articles of Association to modify the substance or timing of the Company's obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 18 months (or up to 24 months if such date is extended pursuant to a shareholder vote to amend the Amended and Restated Memorandum and Articles of Association) from the consummation of the IPO, we will provide our Public Shareholders with the opportunity to redeem their Public Shares upon the approval or effectiveness of the Extension Amendment at a per-share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any, divided by the number of the then-outstanding Public Shares. We believe that this provision of the Amended and Restated Memorandum and Articles of Association was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association.

Given our expenditure of time, effort and money to identify potential targets for a potential Business Combination, our Board believes current circumstances warrant providing the Public Shareholders with an opportunity to consider a potential Business Combination, inasmuch as we are also affording Public Shareholders who wish to redeem their Public Shares the opportunity to do so. If you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed Business Combination in the future and the right to redeem your Public Shares in connection with such Business Combination.
Whether a holder of Public Shares votes in favor of or against the Extension Amendment Proposal, if such proposal is approved, the holder may, but is not required to, redeem their Public Shares at a per-share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-outstanding Public Shares. If redemptions of our Public Shares in connection with the approval of the Extension Amendment Proposal would cause us to have less than $40,000,000 of funds held in the Trust Account after such redemptions, even if the Extension Amendment Proposal is approved, we may in our sole discretion determine not to proceed with the Extension Amendment (as provided by the text of the special resolution approving the Extension Amendment Proposal). If we determine to proceed with the Extension Amendment Proposal notwithstanding that the redemptions would cause us to have less than $40,000,000 of funds held in the Trust Account, we will nevertheless not proceed with the Extension Amendment Proposal if it would our Company's net tangible assets to be less than $5,000,001 following such redemptions (each as provided by our Amended and Restated Memorandum and Articles of Association and the text of the special resolution approving the Extension Amendment Proposal).
Liquidation of the Trust Account is a fundamental obligation of the Company to the Public Shareholders, and we are not proposing and will not propose to change that obligation to the Public Shareholders. If holders of Public Shares do not elect to redeem their Public Shares, such holders will retain redemption rights in connection with any Business Combination we may propose. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Date to complete a Business Combination.
Our Board recommends that you vote in favor of the Extension Amendment Proposal.
Q.	Why should I vote “FOR” the Adjournment Proposal?
A.
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies and if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve the Extension Amendment Proposal.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.
Q.	When would the Board abandon the Extension Amendment Proposal?
A.
Our Board will abandon the Extension Amendment Proposal if our shareholders do not approve the Extension Amendment Proposal. If redemptions of our Public Shares in connection with the approval of the Extension Amendment Proposal would cause us to have less than $40,000,000 of funds held in the Trust Account after such redemptions, even if the Extension Amendment Proposal is approved, we may in our Board’s sole discretion determine not to proceed with the Extension Amendment (as provided by the text of the special resolution approving the Extension Amendment Proposal). If we determine to proceed with the Extension Amendment Proposal notwithstanding that the redemptions would cause us to have less than $40,000,000 of funds held in the Trust Account, we will nevertheless not proceed with the Extension Amendment Proposal if it would our Company's net tangible assets to be less than $5,000,001 following such redemptions (each as provided by our Amended and Restated Memorandum and Articles of Association and the text of the special resolution approving the Extension Amendment Proposal).

Q.	What happens if redemptions would cause the Company to have less than $40,000,000 of funds held in the Trust Account after such redemption?
We may in our sole discretion determine not to proceed with the Extension Amendment, if redemptions of our Public Shares in connection with the approval of the Extension Amendment Proposal would cause us to have less than $40,000,000 of funds held in the Trust Account after such redemptions (as provided by the text of the special resolution approving the Extension Amendment Proposal).
Q.	What happens if the redemptions of our Public Shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal?
A.
We will not proceed with the Extension Amendment if redemption of our Public Shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal (as provided by our Amended and Restated Memorandum and Articles of Association and the text of the special resolution approving the Extension Amendment Proposal).

Q.	How do the Company insiders intend to vote their shares?
A.
Our Sponsor, directors and officers beneficially own an aggregate of 3,389,500 Founder Shares as of November 30, 2022. Such Founder Shares represent 15.9% of our issued and outstanding shares as of November 30, 2022.

The Founder Shares carry the right to vote together as a single class with the Class A Ordinary Shares in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, and directors and officers that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.
In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Special Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and they have not formulated any terms or conditions for any such transactions. Furthermore, the Company has no current commitments, plans or intentions to facilitate such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions, if any. Such purchases that are completed after the record date for the Special Meeting, if any, may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and the Adjournment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The Company has no current commitments, plans or intentions to procure such agreements with selling shareholders. The purpose of such share purchases and other transactions, if any, would be to increase the likelihood that the votes to be put to the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and the Adjournment Proposal and elected to redeem their shares for a portion of the

Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal and the Adjournment Proposal.
Q.	What vote is required to adopt the Extension Amendment Proposal?
A.
The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of at least two-thirds of the shares who, being entitled to do so, attend and vote or are represented by proxy and are entitled to vote thereon at the Special Meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present. The holders of one-third of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, then amounts will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to elect to redeem all or a portion of your Public Shares even if you vote against or abstain from voting on the Extension Amendment Proposal.

Q.	What vote is required to approve the Adjournment Proposal?
A.
The holders of one-third of the Shares (being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy) shall be a quorum. The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of the holders of a simple majority of the shares who, being entitled to do so, attend and vote or are represented by proxy and entitled to vote thereon at the Special Meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

Q.	What if I do not want to vote “FOR” the Extension Amendment Proposal?
A.
If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present. The holders of one-third of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Our Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, or the Extension Amendment is not implemented because redemptions would cause our Company's net tangible assets to be less than $5,000,001, or we determine not to proceed with the Extension Amendment because redemptions of our Public Shares would cause us to have less than $40,000,000 of funds held in the Trust Account (each as provided by the text of the special resolution approving the Extension Amendment Proposal), and we do not consummate a Business Combination by April 19, 2023 in accordance with our Amended and Restated Memorandum and Articles of Association, unless we seek another extension we will after such date: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
Please also see “Why should I vote ‘FOR’ the Extension Amendment Proposal?”
Q.	If the Extension Amendment Proposal is approved, what happens next?
A.
We will continue our efforts to complete a Business Combination until the Extended Date. Upon approval of the Extension Amendment Proposal by the requisite number of votes and the implementation of the

Extension Amendment, the Amended and Restated Memorandum and Articles of Association would be amended in the form set forth in Annex A. We will remain a reporting company under the Securities Exchange Act of 1934 as amended (the “Exchange Act”), and our Units, Public Shares and warrants will remain publicly traded.
If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the withdrawal of amounts from the Trust Account in connection with the redemption by Public Shareholders of all or a portion of their Public Shares will reduce the amount held in the Trust Account following such redemption and increase the percentage interest of our shares held by our Sponsor, directors and officers as a result of their ownership of the Founder Shares.
If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, but we do not complete a Business Combination by the Extended Date, we will after such date: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The per share distribution from the Trust Account, if we liquidate, may be less than $10.21 due to unforeseen claims of creditors.
In the event we liquidate the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless unless we seek another extension. The Initial Shareholders agreed to waive their liquidation rights with respect to their Founder Shares if the Company fails to complete a Business Combination by April 19, 2023. However, if the Initial Shareholders acquired Public Shares in or after the IPO, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination by April 19, 2023.
Q.	What happens to the Company’s outstanding warrants if the Extension Amendment Proposal is not approved?
A.
If the Extension Amendment Proposal is not approved, or the Extension Amendment is not implemented because redemptions would cause our Company's net tangible assets to be less than $5,000,001, or we determine not to proceed with the Extension because redemptions of our Public Shares would cause us to have less than $40,000,000 of funds held in the Trust Account (each as provided by the text of the special resolution approving the Extension Amendment Proposal), and we do not consummate a Business Combination by April 19, 2023 in accordance with our Amended and Restated Memorandum and Articles of Association, unless we seek another extension we will after such date: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In the event we liquidate the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless unless we seek another extension.

Q.	What happens to the Company’s outstanding warrants if the Extension Amendment Proposal is approved?
A.	If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt a Business Combination by the Extended Date.
All public warrants will remain outstanding and will become exercisable for one ordinary share 30 days after the completion of a Business Combination at an initial exercise price of $11.50 per whole warrant for a period of five years, provided that we have an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).
Q.	If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with a proposed Business Combination?
A.
Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future Business Combination, subject to any limitations set forth in our Amended and Restated Memorandum and Articles of Association.

Q.	How do I change my vote?
A.
If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902 prior to the date of the Special Meeting or by voting in person or online at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Q.	How are votes counted?
A.
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of at least two-thirds of the shares who, being entitled to do so, attend and vote or are represented by proxy and are entitled to vote thereon at the Special Meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present. The holders of one-third of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a simple majority of the shares who, being entitled to do so, attend and vote or are represented by proxy and entitled to vote at the Special Meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present. The holders of one-third of the Shares (being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy) shall be a quorum.
Q.	If my shares are held in “street name,” will my broker automatically vote them for me?
A.
No, your broker, bank, or nominee can vote your shares without receiving your instructions on “routine” proposals only. Your broker, bank, or nominee cannot vote your shares with respect to “non-routine” proposals unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe all the proposals presented to the shareholders will be considered “non-routine” proposals, and therefore your broker, bank or nominee cannot vote your shares without your instruction. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you have the right to direct your broker or other agent on how to vote the shares in your account by filling out a voting instruction card provided by your broker or other agent. You are also invited to attend the Special Meeting in person or online, but you must obtain a legal proxy from the broker or other agent that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.
Q.	Who can vote at the Special Meeting?
A.
Only holders of record of our shares at the close of business on November 30, 2022 are entitled to have their vote counted at the Special Meeting and any adjournment or postponement thereof. On this record date, 17,000,000 shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person or online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person or online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account by filling out a voter instruction card, as applicable. You are also invited to attend the Special Meeting in person or online. However, since you are not the shareholder of record, you may not vote your shares in person online at the Special Meeting unless you request and obtain a legal proxy from your broker or other agent.
Q.	What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?
A.
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership, including indirect ownership, of Founder Shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment Proposal - Interests of our Sponsor, Directors and Officers.”

Q.	What do I need to do now?
A.
We urge you to read carefully and consider the information contained in this Proxy Statement, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q.	How do I vote?
A.
If you are a holder of record of our shares, you may vote in person or online at the Special Meeting or by submitting a proxy for the Special Meeting. You may access the Special Meeting online at www.virtualshareholdermeeting.com/PEPLU2022SM.You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting via live webcast. Whether or not you plan to attend the Special Meeting in person or online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote in person or online if you have already voted by proxy.

If you have any questions about www.proxyvote.com or your control number, please contact the bank, broker, transfer agent or other organization that holds your shares. The availability of online voting may depend on the voting procedures of the organization that holds your shares. Please note that you may physically attend the Special Meeting in person or may attend the Special Meeting online by following the instructions below.

You can pre-register to attend the Special Meeting online. Enter the URL address into your browser, and enter your 16-digit meeting control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. Prior to or at the start of the Special Meeting you will need to re-log in using your 16-digit meeting control number and will also be prompted to enter your 16-digit meeting control number if you vote online during the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.
If your shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account by filling out a voting instruction card provided by your broker or other agent. You are also invited to attend the Special Meeting in person or online, but you must obtain a legal proxy from the broker or other agent that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.
Q.	How do I redeem my shares?
A.
Each of our Public Shareholders may submit an election that, if the Extension Amendment is implemented, such Public Shareholder elects to redeem all or a portion of their shares at a per-share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date.

In order to tender your shares for redemption, you must elect either to physically tender your shares (and share certificates (if any) and other redemption forms) to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at 1 State Street, 30th Floor, New York, NY 10004 Attn: Mark Zimkind (mzimkind@continentalstock.com), or to deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your shares in the manner described above prior to the Special Meeting.
Q.	What should I do if I receive more than one set of voting materials?
A.
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q.	Who is paying for this proxy solicitation?
A.
We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali its customary fee and out-of-pocket expenses. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?
A.	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: PEPL.info@investor.morrowsodali.com
If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com
You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS
An investment in our securities involves a high degree of risk. You should consider carefully all of the risks described below, together with the other factors discussed under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2022, June 30, 2022 and September 30, 2022 and in other reports the Company files with the SEC. If any of the following events occur, our business, financial condition and operating results may be materially adversely affected. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. See “Forward-Looking Statements.”
Additional Risks Relating to our Search for, and Consummation of or Inability to Consummate, a Business Combination
We may not be able to complete our Business Combination by the Extended Date, even if the Extension Amendment Proposal is approved by our shareholders, in which case we would cease all operations except for the purpose of winding up and we would redeem our Public Shares and liquidate.
We may not be able to find a suitable target business and complete our Business Combination by the Extended Date, even if the Extension Amendment Proposal is approved by our shareholders. Our ability to complete our Business Combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein, in our Annual Report on Form 10-K for the year ended December 31, 2021, our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2022, June 30, 2022 and September 30, 2022 and in other reports that we file with the SEC.
If we have not completed our Business Combination within such time period, unless we seek another extension we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
In the event we liquidate the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless unless we seek another extension.
The Committee on Foreign Investment in the United States (“CFIUS”) or other regulatory agencies may modify, delay or prevent our Business Combination.
CFIUS has authority to review certain direct or indirect foreign investments in U.S. businesses to identify and address any national security concerns posed by the transaction. Certain foreign investments into the United Sates are required to be submitted to CFIUS for review, and failure to file such transactions could result in a substantial fine. For investments that are within CFIUS’s review authority but not subject to a mandatory filing requirement or that are not reviewed and cleared based on a voluntary filing, CFIUS has authority to self-initiate a review, even after closing. In the case that CFIUS determines an investment poses a risk to national security, CFIUS has the power to impose conditions on the investment or recommend that the President of the United States prohibit the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction. Specifically, CFIUS has jurisdiction to review investments that could result in “control” of a U.S. business by a foreign person, regardless of the nature of the U.S. business. CFIUS also has jurisdiction to review investments that do not result in control of a U.S. business by a foreign person (“covered investments”) if they afford certain foreign investors certain information or governance rights in a U.S. business that designs, produces, or tests “critical technologies,” performs certain functions with respect to “critical infrastructure,” or collects certain volumes of “sensitive personal data” (a “TID U.S. Business”).

We cannot predict whether the Company may be deemed to be a “foreign person” under CFIUS’s regulations. CFIUS could reach this determination based on any number of factors including the following: Continuing interest by our Sponsor, which has substantial ties to foreign persons and held 15.9% of the ordinary shares of the Company as of November 30], 2022 in addition to warrants that, if exercisable would increase its interest, though the Company’s organizational documents do not grant investors in the Sponsor special information or governance rights with respect to the Company; the fact that the Company is incorporated in the Cayman Islands; targets with which the Company may pursue a Business Combination could have foreign investors who may receive an interest in the Company as a result of the Business Combination; and because foreign investors may also invest in the Company in conjunction with a Business Combination. If the transaction is deemed to involve a foreign person acquiring control over a U.S. business or a foreign business with U.S. subsidiaries or offices, the transaction may be subject to CFIUS jurisdiction. Additionally, to the extent that our Sponsor may retain a board seat on the board of the Company and the Company seeks to enter into a Business Combination with a TID U.S. Business, then we cannot rule out the possibility that CFIUS may find that the transaction is reviewable as a covered investment.
If a particular proposed Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or we may determine to proceed with the transaction without submitting to CFIUS, in which case there may be a risk that CFIUS calls-in the transaction before or after closing. CFIUS may decide to take actions that result in a delay of our proposed Business Combination, and it may impose conditions with respect to such Business Combination or request the President of the United States prohibit the transaction or, if already completed without prior CFIUS clearance, order us to divest all or a portion of the U.S. target business. The foregoing may also prevent the Business Combination from occurring within the applicable time period required under the Company’s Amended and Restated Memorandum and Articles of Association, even if the Extension Amendment Proposal is approved. These risks may limit the attractiveness of, or delay or prevent us from pursuing, our initial Business Combination with certain target companies that we believe would otherwise be attractive to us and our shareholders. Consequently, these risks could have the practical effect of limiting the pool of potential targets with which the proposed Business Combination can occur.
Numerous other countries also have foreign investment review laws similar in many ways to CFIUS. These laws vary significantly in terms of the triggers for review, substantive considerations, and duration of review. In most cases, the administering authorities, like CFIUS, have the ability to impose conditions on transactions or prohibit the transaction if it poses certain types of risks. To the extent that a target that is the subject of a proposed Business Combination is subject to such a foreign investment review process, we cannot rule out the possibility that the transaction may be subject to review and remediation.
Both the U.S. Congress and the Executive Branch have been considering the potential need for establishment of outbound investment controls, principally focused on certain types of potential investments in China. There is no way to be certain whether and when any such review requirements will actually be promulgated, and if they are, their scope and requirements and potential impact on any potential Business Combination.
Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy, and we have limited time to complete our Business Combination. If we are unable to consummate our Business Combination within the applicable time period required under the Company’s Amended and Restated Memorandum and Articles of Association, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through a Business Combination. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this Proxy Statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Proxy Statement may include, for example, statements about:
•	our expectations about the future;
•	our ability to complete a Business Combination;
•	the anticipated benefits of a Business Combination; or
•	the volatility of the market price and liquidity of the Company’s shares and other securities of the Company.
The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under “Risk Factors” in this Proxy Statement and “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2022, June 30, 2022 and September 30, 2022 and in other reports the Company files with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

BACKGROUND
We are a blank check company incorporated as a Cayman Islands exempted company on June 29, 2021 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination with one or more businesses that the Company has not yet identified. We have not yet commenced operations and will not generate any operating revenues until after the completion of our initial Business Combination, at the earliest. Based on our business activities, the Company is a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.
On October 19, 2021, we consummated our IPO of 15,000,000 Units. Each Unit consists of one Public Share and one-half of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Public Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds, before expenses, of $150,000,000. Prior to the consummation of the IPO, on June 30, 2021, the Sponsor paid an aggregate of $25,000 to cover for certain expenses on behalf of the Company in exchange for issuance of 5,750,000 Founder Shares. Prior to the closing of the IPO on September 28, 2021, the Sponsor returned to the Company at no cost an aggregate of 1,437,500 Founder Shares, which were cancelled. The Sponsor agreed to forfeit up to an aggregate of 562,500 Founder Shares, on a pro rata basis, to the extent that the option to purchase additional Units was not exercised in full by the underwriters, so that the Founder Shares would represent 20% of the Company’s issued and outstanding shares after the IPO. On October 29, 2021, the underwriters partially exercised their over-allotment option to purchase an additional 2,000,000 Units (the “Over-Allotment Units”) generating gross proceeds, before expenses, of $20,000,000 and terminated the remaining unexercised over-allotment option on 250,000 Units; thus, 62,500 Founder Shares were forfeited by the Sponsor, and 500,000 Founder Shares were no longer subject to forfeiture. Prior to the closing to the IPO, the Anchor Investors purchased from the Sponsor an aggregate of 991,000 Founder Shares, at a nominal purchase price.
Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) of 7,500,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant to the Sponsor, generating proceeds of $7.5 million. On October 29, 2021, simultaneously with the issuance and sale of the Over-Allotment Units, the Company consummated the sale of an additional 600,000 Private Warrants at $1.00 per Private Placement Warrant (the “Additional Private Placement Warrants”), generating additional gross proceeds of $600,000.
The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the IPO, except that the Private Placement Warrants and the Public Shares issuable upon exercise of the Private Placement Warrants will not be transferable, assignable or saleable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be non-redeemable and will be exercisable at the election of the holder on a “cashless basis”, so long as they are held by the initial purchasers or such purchasers’ permitted transferees. If the Private Placement Warrants are held by someone other than the Initial Shareholders or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.
Upon the closing of the IPO, the Over-Allotment and the Private Placement, approximately $171.7 million ($10.10 per Unit) of the net proceeds of the sale of the Units and the Private Placement Warrants were placed in a Trust Account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes, if any, the funds held in the Trust Account will not be released from the Trust Account until the earliest to occur of: (1) the completion of an initial business combination; (2) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s Business Combination or to redeem 100% of the Company’s Public Shares if the Company does not complete a Business Combination within 18 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of the Company’s Public Shares if the Company has not completed an Business Combination within 18 months from the closing of the IPO or during any extension period, subject to applicable law. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s Public Shareholders.
The proceeds held in the Trust Account will continue to be invested in United States government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account.
Our management has broad discretion with respect to the specific application of the net proceeds of its IPO and the sale of Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination.
Transaction costs amounted to $17,992,203 consisting of $3,400,000 of underwriting fees paid, $5,950,000 of underwriting fees deferred, $7,986,797 for the fair value of Founder Shares issued to the Anchor Investors and $655,406 of other offering costs. In addition, $1,342,403 of cash was held outside of the Trust Account for working capital purposes. As of November 30, 2022, there was $173,584,800.11 in investments held in the Trust Account and as of November 30, 2022, there was $921,785.83 of cash held outside the Trust Account available for working capital purposes. As of September 30, 2022, no funds had been withdrawn from the Trust Account to pay the Company’s income taxes.
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment Proposal - Interests of our Sponsor, Directors and Officers.”
On the record date of the Special Meeting, there were 17,000,000 Class A Ordinary Shares and 4,250,000 Founder Shares issued and outstanding, respectively. The Founder Shares carry the right to vote together as a single class with the Class A Ordinary Shares in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, directors and officers that hold 3,389,500 Founder Shares in the aggregate as of November 30, 2022, that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.
Our principal executive offices are located at 548 Market Street, Suite 97425, San Francisco, California 94104, and our telephone number is (415) 263-9939.

PROPOSAL 1 – THE EXTENSION AMENDMENT PROPOSAL
The Extension Amendment Proposal
We are proposing to amend the Amended and Restated Memorandum and Articles of Association to extend the date by which we must consummate a Business Combination to the Extended Date.
If redemptions of our Public Shares in connection with the approval of the Extension would cause us to have less than $40,000,000 of funds held in the Trust Account after such redemptions, even if the Extension Amendment Proposal is approved, we may in our sole discretion determine not to proceed with the Extension (as provided by the text of the special resolution approving the Extension Amendment Proposal). If we determine to proceed with the Extension Amendment Proposal notwithstanding that the redemptions would cause us to have less than $40,000,000 of funds held in the Trust Account, we will nevertheless not proceed with the Extension Amendment Proposal if it would our Company's net tangible assets to be less than $5,000,001 following such redemptions (each as provided by our Amended and Restated Memorandum and Articles of Association and the text of the special resolution approving the Extension Amendment Proposal). We believe it is in the best interest of the Company and our shareholders to maintain at least $40,000,000 of funds in the Trust Account in order to best position us to negotiate with one or more potential targets and to consummate a Business Combination.
If the Extension Amendment Proposal is not approved, or the Extension Amendment is not implemented because redemptions would cause our Company's net tangible assets to be less than $5,000,001, or we determine not to proceed with the Extension because redemptions of our Public Shares would cause us to have less than $40,000,000 of funds held in the Trust Account (each as provided by the text of the special resolution approving the Extension Amendment Proposal), and we do not consummate a Business Combination by April 19, 2023 in accordance with our Amended and Restated Memorandum and Articles of Association, unless we seek another extension we will after such date: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
In the event we liquidate the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless unless we seek another extension. The Initial Shareholders agreed to waive their liquidation rights with respect to their Founder Shares if the Company fails to complete a Business Combination by April 19, 2023. However, if the Initial Shareholders acquired Public Shares in or after the IPO, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination by April 19, 2023.
The purpose of the Extension is to allow us more time to complete a Business Combination. The Amended and Restated Memorandum and Articles of Association provides that we have until April 19, 2023 to complete a Business Combination. Our Board has determined that it is in the best interests of the Company and its shareholders to amend the Amended and Restated Memorandum and Articles of Association to extend the date by which we must consummate a Business Combination to the Extended Date in order to provide our shareholders with the chance to participate in this prospective investment opportunity.
A copy of the special resolution to approve the proposed amendment to the Amended and Restated Memorandum and Articles of Association is attached to this Proxy Statement in Annex A.
The Board’s Reasons for the Extension Amendment Proposal
Our Amended and Restated Memorandum and Articles of Association provide that if our shareholders approve an extension of our obligation to redeem all of our shares if we do not complete our Business Combination by April 19, 2023, we will provide our Public Shareholders with the opportunity to redeem their

Public Shares upon the approval or effectiveness of the Extension Amendment Proposal at a per-share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares, provided that the Company shall not redeem Public Shares in an amount that would cause the Company's net tangible assets to be less than $5,000,001 following such redemptions. We believe that this provision of the Amended and Restated Memorandum and Articles of Association was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. Given our expenditure of time, effort and money to identify potential targets for a potential Business Combination, our Board believes current circumstances warrant providing the Public Shareholders with an opportunity to consider any potential Business Combination, inasmuch as we are also affording shareholders who wish to redeem their Public Shares the opportunity to do so. In the event that the Company enters into a definitive agreement for a Business Combination prior to the Special Meeting, the Company will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed initial Business Combination.
Please see “Questions and Answers About the Special Meeting - Why should I vote ‘FOR’ the Extension Amendment Proposal?” for a discussion of Deposits into the Trust Account that the Company has agreed to make if the Extension Amendment Proposal is approved.
You are not being asked to vote on a proposed Business Combination at this time. If the Extension Amendment is implemented and you do not elect to submit any or all of your Public Shares for redemption, you will retain the right to vote on any proposed Business Combination when and if one is submitted to shareholders and the right to redeem the Public Shares at a per-share redemption price payable in cash, equal to the pro rata portion of the Trust Account in the event a proposed Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.
The Sponsor
Our Sponsor is PepperOne LLC, a Cayman Islands limited liability company. The Sponsor currently owns 3,389,500 shares of the Company and 8,500,000 warrants of the Company, each of which entitles the holder thereof to purchase one Public Share at $11.50 per share. Our Sponsor has substantial ties to non-U.S. persons, and certain of the members of our Board are non-U.S. persons.
If the Extension Amendment Proposal is Not Approved or Not Implemented
If the Extension Amendment Proposal is not approved, or the Extension Amendment is not implemented because redemptions would cause our Company's net tangible assets to be less than $5,000,001, or we determine not to proceed with the Extension because redemptions of our Public Shares would cause us to have less than $40,000,000 of funds held in the Trust Account (each as provided by the text of the special resolution approving the Extension Amendment Proposal), and we do not consummate a Business Combination by April 19, 2023 in accordance with our Amended and Restated Memorandum and Articles of Association, unless we seek another extension we will after such date (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
In the event we liquidate the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless unless we seek another extension. The Initial Shareholders agreed to waive their liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination by April 19, 2023. However, if the Initial Shareholders acquired Public Shares in or after the IPO, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination by April 19, 2023.
If the Extension Amendment Proposal is Approved and the Extension Amendment is Implemented
We will continue our efforts to complete a Business Combination by the Extended Date. Upon approval of the Extension Amendment Proposal by the requisite number of votes and the implementation of the Extension Amendment, the Amended and Restated Memorandum and Articles of Association would be amended in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act, and our Units, Public Shares and warrants will remain publicly traded.
If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the withdrawal of amounts from the Trust Account in connection with the redemption by Public Shareholders of all or a portion of their Public Shares will reduce the amount held in the Trust Account following such redemption. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $173,584,800.11 that was in the Trust Account as of November 30, 2022. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal is approved and the Extension Amendment is implemented but we do not complete a Business Combination by the Extended Date in accordance with our Amended and Restated Memorandum and Articles of Association, as it would be amended in accordance with the Extension Amendment Proposal, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The per share distribution from the Trust Account, if we liquidate, may be less than $10.21 due to unforeseen claims of creditors.
In the event we liquidate the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless unless we seek another extension. The Initial Shareholders agreed to waive their liquidation rights with respect to their Founder Shares if the Company fails to complete a Business Combination by April 19, 2023. However, if the Initial Shareholders acquired Public Shares in or after the IPO, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination by April 19, 2023.
Vote Required for Approval
The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of at least two-thirds of the shares who, being entitled to do so, attend and vote or are represented by proxy and are entitled to vote thereon at the Special Meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present. The holders of one-third of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Recommendation of the Board
As described herein, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.
After careful consideration of all relevant factors, our Board determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders.
Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL 2–THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies and if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve the Extension Amendment Proposal. The Adjournment Proposal is only expected to be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond [•].
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of the holders of a simple majority of the shares who being entitled to do so, attend and vote or are represented by proxy and entitled to vote at the Special Meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present. The holders of one-third of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.
Recommendation of the Board
If presented, our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

THE SPECIAL MEETING
Date, Time and Place. The Special Meeting of our shareholders will be held at the offices of Freshfields Bruckhaus Deringer US LLP located at 855 Main Street, Redwood City, California 94063 and online via live webcast at [•] [a.m.] [Pacific Time] on [•], 2022, or at such other time and on such other date at which the meeting may be adjourned or postponed. You may access the Special Meeting at:
Live Webcast:
www.virtualshareholdermeeting.com/PEPLU2022SM
The meeting may be attended virtually online via the Internet, and for purposes of the Amended and Restated Memorandum and Articles of Association of the Company, in person and the physical location of the meeting is at the offices of Freshfields Bruckhaus Deringer US LLP located at 855 Main Street, Redwood City, California 94063. In light of public health concerns regarding COVID-19, virtual attendance is encouraged and attendees of the physical meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing.
You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting via live webcast. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.
Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the shares at the close of business on November 30, 2022, the record date for the Special Meeting. You will have one vote per proposal for each share you owned at that time. The Company warrants do not carry voting rights.
Votes Required. The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of at least two-thirds of the shares who, being entitled to do so, attend and vote or are represented by proxy and are entitled to vote thereon at the Special Meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present. The holders of one-third of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.
On the record date of the Special Meeting, there were 17,000,000 Public Shares and 4,250,000 Founder Shares issued and outstanding, respectively. The Founder Shares carry the right to vote together as a single class with the Class A Ordinary Shares in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, directors and officers that hold 3,389,500 Founder Shares in the aggregate as of November 30, 2022, that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.
If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, then amounts will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to elect to redeem all or a portion of your Public Shares even if you vote against or abstain from voting on the Extension Amendment Proposal

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by our Board on the proposal to approve the Extension Amendment Proposal being presented to shareholders at the Special Meeting. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person online at the Special Meeting if you are a holder of record of the shares. You may contact Morrow Sodali at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: PEPL.info@investor.morrowsodali.com
Required Vote
The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of at least two-thirds of the shares who, being entitled to do so, attend and vote or are represented by proxy and are entitled to vote thereon at the Special Meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present. The holders of one-third of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.
If the Extension Amendment Proposal is not approved, or the Extension Amendment is not implemented because redemptions would cause our Company's net tangible assets to be less than $5,000,001, or we determine not to proceed with the Extension because redemptions of our Public Shares would cause us to have less than $40,000,000 of funds held in the Trust Account (each as provided by the text of the special resolution approving the Extension Amendment Proposal), and we do not consummate a Business Combination by April 19, 2023 in accordance with our Amended and Restated Memorandum and Articles of Association, unless we seek another extension we will after such date: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The per share distribution from the Trust Account, if we liquidate, may be less than $10.21 due to unforeseen claims of creditors. In the event we liquidate the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless unless we seek another extension. The Initial Shareholders agreed to waive their liquidation rights with respect to their Founder Shares if the Company fails to complete a Business Combination by April 19, 2023. However, if the Initial Shareholders acquired Public Shares in or after the IPO, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination by April 19, 2023.
In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Special Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and they have not formulated any terms or conditions for any such transactions. Furthermore, the Company has no current commitments, plans or intentions to facilitate such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions, if any. Such purchases that are completed after the record date for the Special Meeting, if any, may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The Company has no current commitments, plans or intentions to procure such agreements with selling shareholders. The purpose of such share purchases and other transactions would be to increase the likelihood that the votes to be put to the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal. None of our Sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
Interests of our Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:
•
If we do not consummate a business combination by April 19, 2023, which is 18 months from the closing of our IPO, or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes, unless we seek another extension we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the Founder Shares, all of which are owned by our Sponsor, directors and officers, would be worthless because following the redemption of the Public Shares, we would likely have few, if any, net assets and because our holders of our Founder Shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the Founder Shares if we fail to complete a Business Combination within the required period.

•
Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.21 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.21 per Public Share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act;

•
Our Sponsor, directors and officers, or any of their respective affiliates, will be reimbursed for any out-of- pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, directors, officers or our or any of their respective affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf. If the Company fails to obtain the Extension and is forced to wind up, liquidate and dissolve, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will not be able to reimburse these expenses. As of September 30, 2022, the Company had no unpaid reimbursable expenses; and

•
The fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the general meeting to vote on a proposed Business Combination and may even continue to serve following any potential Business Combination and receive compensation thereafter.

Redemption Rights
Each of our Public Shareholders may elect to submit all or a portion of their Public Shares for redemption a per-share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares, subject to (i) our sole discretion to determine whether to proceed with the Extension Amendment if redemptions of our Public Shares in connection with the approval of the Extension Amendment Proposal would cause us to have less than $40,000,000 of funds held in the Trust Account after such redemptions and (ii) the requirement (the “Redemption Limitation”) that the Company not redeem Public Shares that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (each as provided by the text of the special resolution approving the Extension Amendment Proposal). You will also be able to redeem your Public Shares in connection with any proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date.
TO DEMAND REDEMPTION, PRIOR TO THE SPECIAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
In order to tender your shares for redemption, you must elect either to physically tender your shares (and share certificates (if any) and other redemption forms) to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at 1 State Street, 30th Floor, New York, NY 10004 Attn: Mark Zimkind (mzimkind@continentalstock.com), or to deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your shares in the manner described above prior to the Special Meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100, and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Shares that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Special Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a Public Shareholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may not withdraw the request once submitted to unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates (if any) representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of Public Shareholders (if any) that elect to redeem all or a portion of their Public Shares until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, we will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Public Shares.
Based upon the amount in the Trust Account as of November 30, 2022, which was $173,584,800.11, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.21 at the time of the Special Meeting, before giving effect to any Deposits into the Trust Account described above. The closing price of the Public Shares on the Nasdaq Capital Market on [•], 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. Shareholders may not be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Special Meeting. We anticipate that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the Special Meeting.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS
The following discussion summarizes certain U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Class A Ordinary Shares redeemed for cash if the Extension Amendment Proposal is completed. This discussion applies only to U.S. Holders that beneficially own Class A Ordinary Shares and hold such shares as capital asset within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to a U.S. Holder in light of its particular circumstances, including but not limited to, the alternative minimum tax, the Medicare tax on net investment income and the different consequences that may apply to investors that are subject to special rules under U.S. federal income tax laws, including but not limited to:
•	our sponsor, founders, officers or directors;
•	financial institutions or financial services entities;
•	broker-dealers;
•	taxpayers that are subject to the mark-to-market accounting rules;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	insurance companies;
•	regulated investment companies;
•	real estate investment trusts;
•	controlled foreign corporations;
•	passive foreign investment companies;
•	expatriates or former long-term residents of the United States;
•	persons that actually or constructively own five percent or more of our voting shares;
•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;
•
partnerships (or entities or arrangements classified as partnerships), S-corporations or other pass-through entities for U.S. federal income tax purposes and any beneficial owners of such partnerships, S-Corporations or other pass-through entities;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or
•	persons whose functional currency is not the U.S. dollar.
The discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof, and such provisions may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate, or state, local or non-U.S. tax laws.
We have not sought, and will not seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
As used herein, the term “U.S. Holder” means a beneficial owner of Class A Ordinary Shares who or that is for U.S. federal income tax purposes: (1) an individual citizen or resident of the United States; (2) a corporation (or other entity treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person.
If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our securities, the U.S. federal income tax treatment of a partner (including a member or other beneficial owner treated for such purposes as a partner) in the partnership generally will depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and partners in such partnerships are urged to consult their own tax advisors.
THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE REDEMPTION OF OUR CLASS A ORDINARY SHARES THAT ARE TENDERED FOR REDEMPTION PURSUANT TO THE EXTENSION AMENDMENT PROPOSAL. EACH HOLDER OF OUR CLASS A ORDINARY SHARES IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE REDEMPTION OF OUR CLASS A ORDINARY SHARES, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, AND NON-U.S. TAX LAWS, AS WELL AS U.S. FEDERAL TAX LAWS AND ANY APPLICABLE TAX TREATIES.
Redemption of Class A Ordinary Shares
Subject to the “passive foreign investment company” (“PFIC”) rules discussed below under “— PFIC Considerations,” if some or all of a U.S. Holder’s Class A Ordinary Shares are redeemed pursuant to the redemption provisions described in this Proxy Statement (a “redemption”), the treatment of the redemption for U.S. federal income tax purposes will depend on whether such redemption qualifies as a sale of the Class A Ordinary Shares that are redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.
If the redemption qualifies as a sale of the Class A Ordinary Shares under Section 302 of the Code, the tax treatment of such redemption will be as described under “— Taxation on the Disposition of Class A Ordinary Shares” below. If the redemption does not qualify as a sale of Class A Ordinary Shares under Section 302 of the Code, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— Taxation of Distributions.”
Whether a redemption of our Class A Ordinary Shares qualifies for sale treatment will depend largely on the total number of our Class A Ordinary Shares treated as held by such U.S. Holder (including any shares constructively owned as a result of, among other things, owning warrants) relative to all of our shares issued and outstanding both before and after such redemption. The redemption of Class A Ordinary Shares generally will be treated as a sale or exchange of the Class A Ordinary Shares (rather than as a distribution) if the receipt of cash upon the redemption (1) is “substantially disproportionate” with respect to a redeeming U.S. Holder, (2) results in a “complete termination” of such U.S. Holder’s interest in our equity securities or (3) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. Holder must take into account not only our Class A Ordinary Shares actually owned by such holder, but also our Class A Ordinary Shares that are constructively owned by such holder. In addition to our Class A Ordinary Shares that are owned directly, a U.S. Holder may constructively own Class A Ordinary Shares owned by related individuals and entities in which such holder has an interest or that have an interest in such holder, as well as any Class A Ordinary Shares such holder has a right to acquire by exercise of an option, which would generally include Class A Ordinary Shares which could be acquired pursuant to the exercise of our warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by a U.S. Holder immediately following the redemption of our Class A Ordinary Shares must, among other requirements, be less than 80% of the percentage of our outstanding voting and Class A Ordinary Shares actually and constructively owned by such holder immediately before the redemption. Prior to our initial business combination, the Class A Ordinary Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (1) all of our Class A Ordinary Shares actually and constructively owned by such

U.S. Holder are redeemed or (2) all of our Class A Ordinary Shares actually owned by such U.S. Holder are redeemed and such holder is eligible to waive, and effectively waives, in accordance with specific rules, the attribution of shares owned by family members and such holder does not constructively own any other shares. The redemption of the Class A Ordinary Shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of a U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” U.S. Holders should consult with their own tax advisors as to the tax consequences of an exercise of the redemption right.
If none of the foregoing tests are satisfied, then the redemption may be treated as a distribution and the tax effects will be as described under “- Taxation of Distributions,” below. After the application of those rules, any remaining tax basis a U.S. Holder has in the redeemed Class A Ordinary Shares will be added to the adjusted tax basis in such holder’s remaining Class A Ordinary Shares. If there are no remaining Class A Ordinary Shares, a U.S. Holder should consult its own tax advisors as to the allocation of any remaining basis.
Taxation of Distributions
Subject to the PFIC rules discussed below, if the redemption of a U.S. Holder’s Class A Ordinary Shares is treated as a distribution, as discussed above, a U.S. Holder generally will be required to include in gross income, in accordance with such U.S. Holder’s method of accounting for U.S. federal income tax purposes, as dividends the amount of such distribution that is paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends paid by us will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.
Distributions in excess of such earnings and profits generally will be applied against and reduce the U.S. Holder’s basis in its Class A Ordinary Shares (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Class A Ordinary Shares.
With respect to non-corporate U.S. Holders, dividends will be taxed at the lower applicable long-term capital gains rate (see “- Taxation on the Disposition of Class A Ordinary Shares” below) only if our Class A Ordinary Shares are readily tradable on an established securities market in the United States (which they will be if our shares are traded on Nasdaq) and certain other requirements are met, including that we are not classified as a PFIC during the taxable year in which the dividend is paid or the preceding taxable year and certain holding period requirements are met. It is unclear whether the redemption rights with respect to our Class A Ordinary Shares suspend the running of a U.S. Holder’s holding period for these purposes. U.S. Holders should consult their own tax advisors regarding the availability of the lower rate for any dividends paid with respect to our Class A Ordinary Shares.
Taxation on the Disposition of Class A Ordinary Shares
Subject to the PFIC rules discussed below, if the redemption of a U.S. Holder’s Class A Ordinary Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (1) the amount realized and (2) the U.S. Holder’s adjusted tax basis in the Class A Ordinary Shares redeemed.
Long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Ordinary Shares exceeds one year. Capital gain recognized by non-corporate U.S. Holders that do not satisfy the one-year holding period requirement for long-term capital gain treatment, generally would be taxed at regular ordinary income tax rates. The deductibility of capital losses is subject to various limitations depending on each U.S. Holder’s particular facts and circumstances.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.
Because we are a blank check company, with no current active business, we believe that it is likely that we will meet the PFIC asset or income test for our current taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”), if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies to the IRS that it will not be a PFIC for either of the two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. Our actual PFIC status for our current taxable year or any future taxable year, however, will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to our status as a PFIC for our current taxable year or any future taxable year.
If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of our Class A Ordinary Shares and the U.S. Holder did not make either a timely qualified electing fund (“QEF”) election or a mark-to-market election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A Ordinary Shares, as described below, such holder generally will be subject to special rules with respect to:
•	any gain recognized by the U.S. Holder on the sale or other disposition of its Class A Ordinary Shares; and
•
any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Class A Ordinary Shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Class A Ordinary Shares).

•	Under these rules,
•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Class A Ordinary Shares;
•
the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the U.S. Holder.
•
A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF CLASS A ORDINARY SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding
Proceeds from the redemption of our Class A Ordinary Shares may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. U.S. Holders who are required to establish their exempt status may be required to provide such certification on IRS Form W-9.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s United States federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.
THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON A U.S. HOLDER’S PARTICULAR SITUATION. U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF THE RECEIPT OF CASH IN EXCHANGE FOR SHARES IN CONNECTION WITH ANY REDEMPTION OF THEIR CLASS A ORDINARY SHARES, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, ESTATE, FOREIGN AND OTHER TAX LAWS AND TAX TREATIES AND THE POSSIBLE EFFECTS OF CHANGES IN U.S. OR OTHER TAX LAWS.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of our shares as of November 30, 2022, by:
•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares;
•	each of our officers and directors; and
•	all of our officers and directors as a group.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. The following table does not reflect record of beneficial ownership of the warrants included in the Units offered in the IPO or the private placement warrants as these warrants are not exercisable within 60 days of the date hereof.
Name and address of beneficial owner(1)
PepperOne LLC (our Sponsor)	3,389,500(2)(3)	15.9%
Ramzi Haidamus	—(4)	—
Eran Pilovsky	—(4)	—
Michelle Fang	—(4)	—
Frank Ferrari	—(4)	—
Britney Blair	—(4)	—
Maurice Op de Beek	—(4)	—
Ross Morgan	—(4)	—
All officers and directors as a group (7) persons	3,389,500(2)(4)	15.9%
Other 5% Shareholders
Ayrton Capital LLC	1,485,000(5)	9.9%
RiverNorth Capital Management, LLC	1,485,000(6)	8.74%
Polar Asset Management Partners Inc.	1,485,000(7)	8.74%
Radcliffe Capital Management, L.P.	1,030,000(8)	6.06%
Shaolin Capital Management LLC	1,000,000(9)	5.9%
Sandia Investment Management L.P.	977,921(10)	5.8%
Linden Capital L.P.	964,475(11)	5.7%
*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following is 548 Market Street, Suite 97425, San Francisco, California 94104.
(2)
Interests shown consist solely of Founder Shares, classified as Founder Shares. Such shares will automatically convert into Class A Ordinary Shares concurrently with or immediately following the consummation of our initial business combination on a one- for-one basis, subject to adjustment.

(3)	Excludes 8,500,000 shares which may be purchased by exercising warrants that are not presently exercisable.
(4)	Excludes shares indirectly owned by this individual as a result of his or her membership interest in our Sponsor.
(5)
According to Schedule 13G filed with the SEC on October 25, 2021 by Ayrton Capital LLC, Alto Opportunity Master Fund SPC – Segregated Master Portfolio B and Waqas Khatri, who have shared voting and dispositive power over 1,485,000 shares reported. The address of the principal business office of Ayrton Capital, LLC is 55 Post Rd West, 2nd Floor, Westport, CT 06880. The address of the principal business office of Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B is Suite #7, Grand Pavilion Commercial Centre, 802 West Bay Road, Grand Cayman, P.O. Box 10250, Cayman Islands. The address of the principal business office of Waqas Khatri is 55 Post Rd West, 2nd Floor, Westport, Connecticut 06880.

(6)
According to Schedule 13G filed with the SEC on February 15, 2022 by RiverNorth Capital Management, LLC, who has sole voting and dispositive power over 1,485,000 shares reported. The address of the principal business office of the reporting person is 325 N. LaSalle Street, Ste. 645, Chicago, Illinois 60654.

(7)
According to Schedule 13G filed with the SEC on February 10, 2022 by Polar Asset Management Partners Inc., who has sole voting and dispositive power over 1,485,000 shares reported. The address of the principal business office of the reporting person is 16 York Street, Suite 2900, Toronto, Ontario, Canada M5J 0E6.

(8)
According to Schedule 13G/A filed with the SEC on February 14, 2022 by Radcliffe Capital Management, L.P., RGC Management Company, LLC, Steven B. Katznelson, Christopher Hinkel, Radcliffe SPAC Master Fund, L.P. and Radcliffe SPAC GP, LLC, who have shared voting and dispositive power over 1,030,000 shares reported. The address of the principal business office of each of the reporting persons is 50 Monument Road, Suite 300, Bala Cynwyd, Pennsylvania 19004.

(9)
According to Schedule 13G filed with the SEC on February 10, 2022 by Shaolin Capital Management LLC, a company incorporated under the laws of State of Delaware, which serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd. a Cayman

Islands exempted company, MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, and DS Liquid DIV RVA SCM LLC being managed accounts advised by the Shaolin Capital Management LLC, who have shared voting and dispositive power over 1,000,000 shares reported. The address of the principal business office of each of the reporting persons is 7610 NE 4th Court, Suite 104, Miami, Florida 3313.
(10)
According to Schedule 13G filed with the SEC on February 14, 2022 by Sandia Investment Management L.P. and Timothy J. Sichler who have shared voting and dispositive power over 977,921 shares reported. The address of the principal business office of each of the reporting persons is 201 Washington Street, Boston, Massachusetts 02108.

(11)
According to Schedule 13G/A filed with the SEC on February 4, 2022 by Linden Capital L.P., a Bermuda limited partnership (“Linden Capital”); Linden GP LLC, a Delaware limited liability company (“Linden GP”); Linden Advisors LP, a Delaware limited partnership (“Linden Advisors”); and Siu Min (Joe) Wong (“Mr. Wong”). The shares are held for the account of Linden Capital and one or more separately managed accounts (the “Managed Accounts”). Linden GP is the general partner of Linden Capital and, in such capacity, may be deemed to beneficially own the shares held by Linden Capital. Linden Advisors is the investment manager of Linden Capital and trading advisor or investment advisor for the Managed Accounts. Mr. Wong is the principal owner and controlling person of Linden Advisors and Linden GP. In such capacities, Linden Advisors and Mr. Wong may each be deemed to beneficially own the shares held by each of Linden Capital and the Managed Accounts. As of December 31, 2022, each of Linden Advisors and Mr. Wong may be deemed the beneficial owner of 964,475 shares. This 964,475 amount consists of 907,030 Shares held by Linden Capital and 57,445 shares held by the Managed Accounts. As of December 31, 2021 each of Linden GP and Linden Capital may be deemed the beneficial owner of the 907,030 shares held by Linden Capital. As of December 31, 2021, each of Linden Advisors and Mr. Wong may be deemed the beneficial owner of approximately 5.7% of shares outstanding, and each of Linden GP and Linden Capital may be deemed the beneficial owner of approximately 5.3% of shares outstanding. These percentages are based on the 17,000,000 shares outstanding as disclosed by the Company in its Quarterly Report on Form 10-Q filed on November 24, 2021. The principal business address for Linden Capital is Victoria Place, 31 Victoria Street, Hamilton HM10, Bermuda. The principal business address for each of Linden Advisors, Linden GP and Mr. Wong is 590 Madison Avenue, 15th Floor, New York, New York 10022.

HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 548 Market Street, Suite 97425, San Francisco, California 94104, to inform us of the shareholder’s request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, our corporate website at https://www.pepperlimehealth.com/investor-relations. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this Proxy Statement.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact our proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: PEPL.info@investor.morrowsodali.com
You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at 548 Market Street, Suite 97425, San Francisco, California 94104.
If you are a shareholder of the Company and would like to request documents, please do so by [•], 2022, five business days before the Special Meeting, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED AMENDMENT TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION OF
PEPPERLIME HEALTH ACQUISITION CORPORATION
“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company (the “Articles”) be amended by the deletion of the existing Article 50.7 in its entirety and the insertion of the following language in its place:
50.7
In the event that the Company does not consummate a Business Combination on or before October 19, 2023, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;
(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members' rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law (the “Extension Amendment”), PROVIDED that this Extension Amendment shall not be approved or effective if: (1) as a consequence of redemptions of the Company's Public Shares submitted to the Company pursuant to Article 50.8 of the Articles in connection with the Extraordinary General Meeting held to approve this Extension Amendment the Company's net tangible assets would be less than US$5,000,001 following such redemptions; or (2) within two business days following the Extraordinary General Meeting to approve the Extension Amendment the Board of the Company resolves not to proceed with the Extension Amendment because submitted redemptions of the Company's Public Shares pursuant to Article 50.8 of the Articles in connection with the Extraordinary General Meeting held to approve this Extension Amendment would cause the Company's Trust Account to hold less than US$40,000,000.”
A-1

SCAN TO
VIEW MATERIALS & VOTE

PEPPERLIME
[TBD]

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PEPLU2022SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D93969-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PEPPERLIME

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
[TBD] is available at www.proxyvote.com.

D93970-TBD

PepperLime
Special Meeting of Shareholders
[TBD] [TBD]
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) [TBD] and [TBD], or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of PepperLime that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held virtually at www.virtualshareholdermeeting.com/PEPLU2022SM on [TBD], at [TBD], and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side